Exhibit 99.1
VYNE Therapeutics Reports Second Quarter 2022 Financial Results

BRIDGEWATER, N.J., August 12, 2022 -- VYNE Therapeutics Inc. (Nasdaq: VYNE) (“VYNE” or the “Company”), a biopharmaceutical company developing proprietary, innovative, and differentiated therapies for the treatment of immuno-inflammatory conditions, today announced financial results for the three and six months ended June 30, 2022.

"We believe our BET inhibitor platform holds unique and significant potential to address several immuno-inflammatory diseases, and we look forward to communicating our future plans following our review of our pipeline and prioritization of activities," said David Domzalski, President and Chief Executive Officer of VYNE.

Financial Performance (in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Loss from continuing operations (GAAP)	$(8,235)	$(10,685)	$(16,929)	$(21,561)
Adjusted loss from continuing operations (non-GAAP)*	$(7,072)	$(9,173)	$(14,521)	$(17,989)
Net loss (GAAP)	$(8,476)	$(19,924)	$(3,806)	$(40,474)
Adjusted net loss (non-GAAP)*	$(7,313)	$(18,023)	$(1,750)	$(36,131)
*See "Note Regarding the Use of Non-GAAP Financial Measures" elsewhere in this earnings release.
Liquidity and Capital Resources

As of June 30, 2022, VYNE had cash and cash equivalents of $42.8 million. Additionally, VYNE is entitled to receive a $5.0 million payment in January 2023 from Journey in connection with the sale of the MST Franchise.

VYNE currently anticipates that its cash and cash equivalents as of June 30, 2022 will be sufficient to fund its operations into the third quarter of 2023, without giving effect to any potential business development transactions or financing activities, including from the purchase agreement with Lincoln Park. See Note 1 to VYNE's unaudited interim condensed consolidated financial statements included in VYNE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 for additional discussion on liquidity and capital resources.
Financial Results for the Second Quarter Ended June 30, 2022
Due to the sale of the MST Franchise during the first quarter of 2022, the Company has classified the results of the MST Franchise as discontinued operations in its unaudited interim condensed consolidated statements of operations for all periods presented. See Note 3 to VYNE's unaudited interim condensed consolidated financial statements included in VYNE’s Quarterly Report on Form 10-Q for the second quarter ended June 30, 2022 for additional discussion on discontinued operations.

Revenues. Revenues for the three months ended June 30, 2022 were $0.1 million compared to $0.3 million in the three months ended June 30, 2021. Revenues were comprised of royalty revenue.

VYNE divested the MST Franchise on January 12, 2022. As a result of the sale, the Company will not generate revenue from the sales of AMZEEQ or ZILXI following such date.

Research and development expenses. VYNE's research and development expenses for the three months ended June 30, 2022 were $4.1 million compared to $5.0 million for the three months ended June 30, 2021, representing a decrease of $0.9 million, or 18.6%. The decrease is mainly driven by lower spending on FMX114 and other research development activities partially offset by increased spending on the InhiBETTM platform including VYN201 and VYN202.

Selling, general and administrative expenses. VYNE's selling, general and administrative expenses for the three months ended June 30, 2022 were $4.3 million compared to $4.8 million for the three months ended June 30, 2021, representing a decrease of $0.5 million, or 10.1%. The decrease was primarily driven by lower employee-related expenses.

Net loss. Net loss for the three months ended June 30, 2022 was $8.5 million compared to a net loss of $19.9 million for the three months ended June 30, 2021. Loss from continuing operations was $8.2 million for the three months ended June 30, 2022 compared to $10.7 million for the prior year period. Loss from discontinued operations was $0.2 million for three months ended June 30, 2022 compared to a loss from discontinued operations of $9.2 million for the three months ended June 30, 2021.

About VYNE Therapeutics Inc.
VYNE’s mission is to improve the lives of patients by developing proprietary, innovative, and differentiated therapies for the treatment of immuno-inflammatory conditions. The Company’s unique and proprietary pipeline includes access to a library of bromodomain & extra-terminal (BET) domain inhibitors licensed from In4Derm Limited. The BET inhibitor platform includes lead programs VYN201 (pan-BETi) and VYN202 (selective-BETi) and access to a library of (BET) domain inhibitors for the potential treatment of immuno-inflammatory conditions.
For more information about VYNE Therapeutics Inc. or its investigational products, visit www.vynetherapeutics.com. VYNE may use its website to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor VYNE’s website in addition to following its press releases, filings with the U.S. Securities and Exchange Commission, public conference calls, and webcasts.

In4Derm Limited is a spin-out of the University of Dundee’s School of Life Sciences.

Investor Relations:
John Fraunces
LifeSci Advisors, LLC
917-355-2395
jfraunces@lifesciadvisors.com

Tyler Zeronda
VYNE Therapeutics Inc.
908-458-9106
Tyler.Zeronda@VYNEtx.com

Cautionary Statement Regarding Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding VYNE’s BET inhibitor platform, and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this press release which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: VYNE's review of its pipeline and prioritization of activities; VYNE’s ability to successfully develop its product candidates; the timing of commencement of future non-clinical studies and clinical trials; VYNE’s ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates; VYNE’s ability to exercise its exclusive option with respect to an oral BET inhibitor candidate pursuant to the terms of the option agreement with In4Derm Limited; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; disruptions related to COVID-19 or another pandemic, epidemic or outbreak of a contagious disease, on the ability of VYNE’s suppliers to manufacture and provide materials for our product candidates, initiating and retaining patients in clinical trials, operating results, liquidity and financial condition; the regulatory approval process for VYNE’s product candidates, including any delay or failure in obtaining requisite approvals; the potential market size of treatments for any diseases and market adoption of products, if approved or cleared for commercial use, by physicians and patients; developments and projections relating to competitors and the pharmaceuticals industry, including competing drugs and therapies; the timing or likelihood of regulatory filings and approvals or clearances for product candidates; VYNE’s ability to comply with various regulations applicable to its business, including Nasdaq continued listing rules; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications; the timing, costs or results of litigation, including litigation to protect its intellectual property; VYNE’s ability to successfully challenge intellectual property claimed by others; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all; VYNE’s ability to attract and retain key scientific or management personnel; VYNE’s defense of any litigation that may be initiated against it; VYNE’s expectations regarding licensing, business transactions and strategic operations; VYNE’s future financial performance and liquidity; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2021 and VYNE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

VYNE THERAPEUTICS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(U.S. dollars in thousands, except per share data)
(Unaudited)

	June 30,	December 31,
	2022	2021
Assets
Current Assets:
Cash and cash equivalents	$42,814	$42,250
Restricted cash	—	605
Trade receivables, net of allowances	304	7,583
Amount due from sale of MST Franchise	5,000	—
Prepaid expenses and other assets	3,772	4,565
Operating lease right of use assets	30	338
Discontinued operations - current assets	—	7,845
Total Current Assets	51,920	63,186
Property and equipment, net	298	354
Non-current prepaid expenses and other assets	2,974	3,506
Total Assets	$55,192	$67,046

Liabilities and stockholders’ equity
Current Liabilities:
Trade payables	$1,431	$6,510
Accrued expenses	3,514	8,593
Employee related obligations	1,603	2,752
Liability for employee severance benefits	256	206
Operating lease liabilities	31	349
Total Liabilities	6,835	18,410
Commitments and Contingencies
Stockholders' Equity:
Preferred stock: $0.0001 par value; 20,000,000 shares authorized at June 30, 2022 and December 31, 2021; no shares issued and outstanding at June 30, 2022 and December 31, 2021	—	—
Common stock: $0.0001 par value; 150,000,000 shares authorized at June 30, 2022 and December 31, 2021; 58,005,616 and 53,577,744 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	6	5
Additional paid-in capital	691,682	688,156
Accumulated deficit	(643,331)	(639,525)
Total Stockholders' Equity	48,357	48,636
Total Liabilities and Stockholders’ Equity	$55,192	$67,046

VYNE THERAPEUTICS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(U.S. dollars in thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Revenues
Royalty revenues	126	295	304	525
Total Revenues	126	295	304	525

Operating expenses:
Research and development	4,108	5,048	8,560	9,303
Selling, general and administrative	4,305	4,789	8,722	10,521
Total operating expenses	8,413	9,837	17,282	19,824
Operating loss	(8,287)	(9,542)	(16,978)	(19,299)
Interest expense	—	(1,074)	—	(2,136)
Other income (expense)	52	(69)	49	(126)
Loss from continuing operations before income taxes	(8,235)	(10,685)	(16,929)	(21,561)
Income tax expense	—	—	—	—
Loss from continuing operations	(8,235)	$(10,685)	$(16,929)	$(21,561)
Income (loss) from discontinued operations, net of income taxes	(241)	$(9,239)	$13,123	$(18,913)
Net loss	$(8,476)	$(19,924)	$(3,806)	$(40,474)

Loss per share from continuing operations, basic and diluted	$(0.14)	$(0.21)	$(0.30)	$(0.43)
Income (loss) per share from discontinued operations, basic and diluted	$(0.01)	$(0.18)	$0.23	$(0.38)
Loss per share basic and diluted	$(0.15)	$(0.39)	$(0.07)	$(0.81)

Weighted average shares outstanding, basic and diluted	57,930	51,411	56,665	50,162
Non-GAAP Financial Measures
In evaluating the operating performance of its business, VYNE’s management considers adjusted net loss, adjusted net loss per share, adjusted loss from continuing operations, adjusted total operating expenses (including adjusted research and development expense and adjusted selling, general and administrative expense), adjusted operating loss and adjusted loss per share from continuing operations. These non-GAAP financial measures exclude stock-based compensation charges that are required by GAAP. The Company believes that these non-GAAP financial measures provide management, analysts, investors and other users of the Company’s financial information with meaningful supplemental information regarding the performance of the Company’s business by excluding the effect of certain non-cash expenses and items that VYNE believes may not be indicative of its operating performance, because they are either unusual and VYNE does not expect them to recur in the ordinary course of its business, or they are unrelated to the ongoing operation of the business in the ordinary course. These non-GAAP financial measures should not be considered superior to, but rather in addition to, other financial measures prepared by the Company in accordance with GAAP, including the period-to-period results. The Company’s method of determining these non-GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies, and the Company does not recommend the sole use of these non-GAAP measures to assess its financial and earnings performance. For reasons noted above, the Company is presenting certain non-GAAP financial measures for the three and six months ended June 30, 2022 and 2021. The following tables reconcile non-GAAP financial measures presented in this press release.

The following tables provides detailed reconciliations of various other income statement data between GAAP and non-GAAP amounts for the three and six months ended June 30, 2022 and 2021 (in thousands, except per share data):
Reconciliation of net income (loss) to adjusted net income (loss) and net income (loss) per share to adjusted net income (loss) per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss (GAAP)	$(8,476)	$(19,924)	$(3,806)	$(40,474)
Add-back: stock-based compensation expense	1,163	1,901	2,056	4,343
Adjusted net loss (non-GAAP)	$(7,313)	$(18,023)	$(1,750)	$(36,131)

Net loss per share, basic and diluted (GAAP)	$(0.15)	$(0.39)	$(0.07)	$(0.81)
Add-back: stock-based compensation expense	0.02	0.04	0.04	0.09
Adjusted net loss per share, basic and diluted (non-GAAP)	$(0.13)	(0.35)	$(0.03)	$(0.72)
Weighted average number of shares outstanding, basic and diluted	57,930	51,411	56,665	50,162

Reconciliation of loss from continuing operations to adjusted loss from continuing operations; research and development expense to adjusted research and development expense; selling, general and administrative expense to adjusted selling, general and administrative expense; total operating expense to adjusted total operating expense; operating loss to adjusted operating loss; and loss per share from continuing operations to adjusted loss per share from continuing operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Loss from continuing operations (GAAP)	$(8,235)	$(10,685)	$(16,929)	$(21,561)
Add-back: stock-based compensation expense	1,163	1,512	2,408	3,572
Adjusted loss from continuing operations (non-GAAP)	$(7,072)	$(9,173)	$(14,521)	$(17,989)

Research and development expense (GAAP)	$4,108	$5,048	$8,560	$9,303
Less: stock-based compensation expense	(393)	(442)	(622)	(900)
Adjusted research and development expense (non-GAAP)	$3,715	$4,606	$7,938	$8,403

Selling, general and administrative expense (GAAP)	$4,305	$4,789	$8,722	$10,521
Less: stock-based compensation expense	(770)	(1,070)	(1,786)	(2,672)
Adjusted selling, general and administrative expense (non-GAAP)	$3,535	$3,719	$6,936	$7,849

Total operating expenses (GAAP)	$8,413	$9,837	$17,282	$19,824
Less: stock-based compensation expense	(1,163)	(1,512)	(2,408)	(3,572)
Adjusted total operating expenses (non-GAAP)	$7,250	$8,325	$14,874	$16,252

Operating loss (GAAP)	$(8,287)	$(9,542)	$(16,978)	$(19,299)
Add back: stock-based compensation expense	1,163	1,512	2,408	3,572
Adjusted operating loss (non-GAAP)	$(7,124)	$(8,030)	$(14,570)	$(15,727)

Loss per share from continuing operations, basic and diluted (GAAP)	$(0.14)	$(0.21)	$(0.30)	(0.43)
Add back: stock-based compensation expense	0.02	0.03	0.04	0.07
Adjusted loss per share from continuing operations, basic and diluted (non-GAAP)	$(0.12)	$(0.18)	$(0.26)	$(0.36)
Weighted average number of shares outstanding - basic and diluted	57,930	51,411	56,665	50,162